                                                                    EXHIBIT 3.21

                               STATE OF MISSOURI
                   REBECCA MCDOWELL COOK, SECRETARY OF STATE
                    P.O. BOX 778, JEFFERSON CITY, MO. 65102
                              CORPORATION DIVISION

(SEAL OF THE SECRETARY OF STATE MISSOURI)

                     AMENDMENT OF ARTICLES OF INCORPORATION
                         (To be submitted in duplicate)

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is Vic Tanny International of Missouri, Inc.

   The name under which it was originally organized was Jack LaLanne's Health Spas, Inc.

2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on December 18, 1997.

   Article Number ONE is amended to read as follows:

   "The name of the corporation shall be Bally Total Fitness of Missouri, Inc."





                 (If more than one article is to be amended or
                    more space is needed attach fly sheet.)

Corp.#44 (12-94)

     (MO. - 751 - 3/13/95)

     4. Of the 30,000 shares outstanding, 500 of such shares were entitled to vote on such amendment.

     The number of outstanding shares of any class ENTITLED TO VOTE THEREON AS A CLASS were as follows: None


                                                             Number of
          Class                                          Outstanding Shares

         Common                                                 500



     5. The number of shares voted for and against the amendment was as follows:


          Class               No. Voted For            No. Voted Against

         Common                    500                         0


     6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

                                 Not applicable

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                 Not applicable


     7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                 Not applicable

     IN WITNESS WHEREOF, the undersigned,
                                          -------------------------------------
                                                    President or

            Cary A. Gaan              has executed this instrument and its
-------------------------------------
        Senior Vice President

           Linda B. Motz              has affixed its corporate seal hereto and
-------------------------------------
        Assistant Secretary

attested said seal on the 5th day of January, 1998.

           Place
      CORPORATE SEAL
           Here
(If no seal, state "None.")

                                       Vic Tanny International of Missouri, Inc.
                                       -----------------------------------------
                                                 Name of Corporation

ATTEST:

          /s/ LINDA B. MOTZ                      By    /s/ CARY A. GAAN
----------------------------------------           -----------------------------
          Assistant Secretary                          Senior Vice President


                                                FILED AND CERTIFICATE
                                                       ISSUED

                                                    FEB 25 1998

                                                REBECCA MCDOWELL COOK
                                                 SECRETARY OF STATE



State of Illinois    )
                     ) ss.
County of Cook       )


     I, Kenton C. McMillen, a Notary Public, do hereby certify that on this 5th day of January, 1998, personally appeared before me Cary A. Gaan, who, being by me first duly sworn, declared that he is the Senior Vice President of Vic Tanny International of Missouri, Inc. that he signed the foregoing documents as Senior Vice President of the corporation, and that the statements therein contained are true.


                                                  /s/    KENT C. MCMILLEN
                                                 -------------------------------
                                                           Notary Public

                                                 My Commission expires 1/6/2000

   (NOTARIAL SEAL)

          "OFFICIAL SEAL"
        KENTON C. MCMILLEN
 Notary Public, State of Illinois
  My Commission Expires 01/06/00

Corp. #44 (Page 3)

              (MO. - 751)

No.  164269
     ------




                               STATE OF MISSOURI
                    JAMES C. KIRKPATRICK, SECRETARY OF STATE


(SEAL)

                               CORPORATE DIVISION

                            CERTIFICATE OF AMENDMENT

Whereas, VIC TANNY INTERNATIONAL OF MISSOURI, INC. (FORMERLY: ST. LOUIS HEALTH CLUBS, INC.) a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, the 4th day of April, 1975.

                                   /s/ JAMES C. KIRKPATRICK
                                   ------------------------
                                   Secretary of State


(SEAL)


RECEIVED OF: VIC TANNY INTERNATIONAL OF MISSOURI, INC.

Three Dollars and no/100                         Dollars, $3.00

For Credit of General Revenue Fund, on Account of Amendment Fee.

No.  164269



                                    /s/ DOROTHYMAE MILLER
                                    Deputy Collector of Revenue

NO. 164269
   -------

                               STATE OF MISSOURI
                    JAMES C. KIRKPATRICK, SECRETARY OF STATE

(SEAL)

                               CORPORATE DIVISION

                            CERTIFICATE OF AMENDMENT

Whereas, VIC TANNY INTERNATIONAL OF MISSOURI, INC. (FORMERLY: ST. LOUIS HEALTH CLUBS, INC.) a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 4th day of April, 1975.

                                   /s/ JAMES C. KIRKPATRICK
                                   ------------------------
                                   Secretary of State

(SEAL)


I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, hereby certify that the copy of the Certificate of Amendment above set forth, is full, true, and complete, and that to the first issued certified copy thereof I have attached a copy of the Articles of Amendment referred to therein.

(SEAL)

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 4th day of April, 1975.

                                   /s/ JAMES C. KIRKPATRICK
                                   ------------------------
                                   Secretary of State

(MISSOURI SEAL OF THE SECRETARY OF STATE)

               STATE OF MISSOURI ... OFFICE OF SECRETARY OF STATE
                    JAMES C. KIRKPATRICK, Secretary of State


                     AMENDMENT OF ARTICLES OF INCORPORATION

                 (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)


HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101


     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     (1) The name of the Corporation is St. Louis Health Clubs, Inc.

     The name under which it was originally organized was Jack LaLanne's Health Spas, Inc.

     (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on March 24, 1975.

     (3) Article #One is amended to read as follows:


                                  "ARTICLE ONE

         The name of the corporation is: VIC TANNY INTERNATIONAL OF MISSOURI, INC."



(If more than one article is to be amended or more space is needed attach fly sheet)

     (4) Of the 500 shares outstanding, all of such shares were entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:


                                                             Number of
          Class                                          Outstanding Shares





     (5) The number of shares voted for and against the amendment was as follows:


          Class               No. Voted For            No. Voted Against

                                  500                          -0-


     (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                 Not applicable

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                 Not applicable


     (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                 Not applicable

     IN WITNESS WHEREOF, the undersigned, Nicholas J. Patru Vice-President has
                                          ----------------- --------------
                                             President or    Vice President
executed this instrument and its        Asst. Secretary         has affixed its
                                 ---------------------------
                                     Assistant Secretary
corporate seal hereto and attested said seal on the 31st day of May, 1974.


ST. LOUIS HEALTH
    CLUB INC.
      PLACE
 CORPORATE SEAL
      HERE

                                                  ST. LOUIS HEALTH CLUBS, INC.
                                                --------------------------------
                                                     (Name of Corporation)

ATTEST:

    /s/       [ILLEGIBLE]                       By  /s/ NICHOLAS J. PATRU
----------------------------------------           -----------------------------
           (Asst. Secretary)                             (Vice President)


STATE OF MISSOURI    )
                     ) ss.
COUNTY OF ST. LOUIS  )


     I, KATHY SCHUCHMAN, a notary public, do hereby certify that on this 31st day of March, 1975, personally appeared before me Nicholas J. Patru, who, being by me first duly sworn, declared that he is the Vice-President of St. Louis Health Clubs, Inc. that he signed the foregoing document as Vice-President of the corporation, and that the statements therein contained are true.


                                                      /s/ KATHY SCHUCHMAN
                                                 -------------------------------
                                                           Notary Public


   (NOTARIAL
     SEAL)


     My commission expires MY COMMISSION EXPIRES JUNE 2, 1978.



                                                FILED AND CERTIFICATE
                                                       ISSUED

                                                     APR 4 1975

                                            /s/ JAMES C. KIRKPATRICK
                                       Corporation Dept.  SECRETARY OF STATE


Corp. 44

NO. 164269
    ------

                               STATE OF MISSOURI
                    JAMES C. KIRKPATRICK, SECRETARY OF STATE

(SEAL)

                               CORPORATE DIVISION

                            CERTIFICATE OF AMENDMENT

Whereas, ST. LOUIS HEALTH CLUBS, INC. (FORMERLY: JACK LALANNE'S HEALTH SPAS, INC.) a corporation organized under The General and Business Corporation
Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 17th day of July, 1974.

                                   /s/ JAMES C. KIRKPATRICK
                                   ------------------------
                                   Secretary of State

(SEAL)


I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, hereby certify that the copy of the Certificate of Amendment above set forth, is full, true, and complete, and that to the first issued certified copy thereof I have attached a copy of the Articles of Amendment referred to therein.

(SEAL)

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 17th day of July, 1974.

                                   /s/ JAMES C. KIRKPATRICK
                                   ------------------------
                                   Secretary of State

No.  164269
     ------


                               STATE OF MISSOURI
                    JAMES C. KIRKPATRICK, SECRETARY OF STATE


(SEAL)

                               CORPORATE DIVISION

                            CERTIFICATE OF AMENDMENT

Whereas, ST. LOUIS HEALTH CLUBS, INC. (FORMERLY: JACK LALANNE'S HEALTH SPAS, INC.) a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 17th day of July, 1974.

                                   /s/ JAMES C. KIRKPATRICK
                                   ------------------------
                                   Secretary of State


(SEAL)


RECEIVED OF: ST. LOUIS HEALTH CLUBS, INC.

Three and no/100- - - - - - - - - - - - Dollars, $3.00

For Credit of General Revenue Fund, on Account of Amendment Fee.

No.  164269

                                   /s/ DOROTHYMAE MILLER
                                   ----------------------------
                                   Deputy Collector of Revenue

     IN WITNESS WHEREOF, the undersigned, Nicholas J. Patru Vice-President has
                                          ----------------- --------------
                                             President or    Vice President
executed this instrument and its        Asst. Secretary         has affixed its
                                 ---------------------------
                                     Assistant Secretary
corporate seal hereto and attested said seal on the 16th day of July, 1974.


    PLACE
CORPORATE SEAL
    HERE

                                                JACK LALANNE'S HEALTH SPAS, INC.
                                                --------------------------------
                                                     (Name of Corporation)

ATTEST:

          /s/ [ILLEGIBLE]                       By  /s/ NICHOLAS J. PATRU
----------------------------------------           -----------------------------
           (Asst. Secretary)                             (Vice President)


STATE OF MISSOURI    )
                     ) ss.
COUNTY OF ST. LOUIS  )


     I, GEORGE J. LEONTSINIS, a notary public, do hereby certify that on this 16th day of September, 1973, personally appeared before me Nicholas J. Patru, who, being by me first sworn, declared that he is the Vice-President of Jack LaLanne's Health Spas, Inc. that he signed the foregoing document as Vice-President of the corporation, and that the statements therein contained are true.


                                                   /s/ GEORGE J. LEONTSINIS
                                                 -------------------------------
                                                           Notary Public


   (NOTARIAL
     SEAL)


     My commission expires 6/9/78.

                                       GEORGE J. LEONTSINIS
                                       Notary Public for the County of St. Louis which adjoins the City of St. Louis
                                       My Commission Expires 6/9/78


        FILED AND CERTIFICATE
               ISSUED
            JUL 17 1974


    /s/ JAMES C. KIRKPATRICK
Corporation Dept.  SECRETARY OF STATE


Corp. 44

(MISSOURI SEAL OF THE SECRETARY OF STATE)

               STATE OF MISSOURI ... OFFICE OF SECRETARY OF STATE
                    JAMES C. KIRKPATRICK, Secretary of State


                     AMENDMENT OF ARTICLES OF INCORPORATION

                 (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)


HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101


     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     (1) The name of the Corporation is Jack LaLanne's Health Spas, Inc.

     The name under which it was originally organized was Jack LaLanne's Health Spas, Inc.

     (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on July 16, 1974.

     (3) Article #One is amended to read as follows:


                                  "ARTICLE ONE

         The name of the corporation is: ST. LOUIS HEALTH CLUBS, INC."



(If more than one article is to be amended or more space is needed attach fly sheet)

     (4) Of the 500 shares outstanding, all of such shares were entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows: None


                                                             Number of
          Class                                          Outstanding Shares





     (5) The number of shares voted for and against the amendment was as follows:


          Class               No. Voted For            No. Voted Against

                                  500                          -0-


     (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                 Not applicable

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                 Not applicable


     (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                 Not applicable

No.  164269
     ------


                               STATE OF MISSOURI
                    JAMES C. KIRKPATRICK, SECRETARY OF STATE


(SEAL)

                               CORPORATE DIVISION

                            CERTIFICATE OF INCORPORATION


WHEREAS, duplicate originals of Articles of Incorporation of JACK LALANNE'S HEALTH SPAS, INC. have been received and filed in the office of the Secretary of State, which Articles, in all respects, comply with the requirements of The General and Business Corporation Law: NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, by virtue of the authority vested in me by law, do hereby certify and declare JACK LALANNE'S HEALTH SPAS, INC. a body corporate, duly organized this day and that it is entitled to all rights and privileges granted corporations organized under The General and Business Corporation Law; that the address of its initial Registered Office in Missouri is 506 Olive St. Room 1220, St. Louis, MO 63101; that its period of existence is perpetual; and that the amount of its Authorized Shares is thirty thousand Dollars.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 14th day of September, 1973.

                                   /s/ JAMES C. KIRKPATRICK
                                   ------------------------
                                   Secretary of State


(SEAL)


RECEIVED OF: JACK LALANNE'S HEALTH SPAS, INC.

Fifty-three dollars and 00/100                Dollars, $53.00

For Credit of General Revenue Fund, on Account of Incorporation Tax and Fee.




                                             /s/ [ILLEGIBLE]
                                             Deputy Collector of Revenue


No. 164269


CORP NO.  13

NO. 164269
    ------

                               STATE OF MISSOURI
                    JAMES C. KIRKPATRICK, SECRETARY OF STATE

(SEAL)

                               CORPORATE DIVISION

                          CERTIFICATE OF INCORPORATION

WHEREAS, duplicate originals of Articles of Incorporation of JACK LALANNE'S HEALTH SPAS, INC. have been received and filed in the office of the Secretary of State, which Articles, in all respects, comply with the requirements of The General and Business Corporation Law:

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, by virtue of the authority vested in me by law, do hereby certify and declare JACK LALANNE'S HEALTH SPAS, INC. a body corporate, duly organized this day and that it is entitled to all rights and privileges granted corporations organized under The General and Business Corporation Law; that the address of its initial Registered Office in Missouri is 506 OLIVE ST., ROOM 1220, ST LOUIS, MO 63101; that its period of existence is perpetual; and that the amount of its Authorized Shares is thirty thousand Dollars.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 14th day of September, 1973.

                    /s/ JAMES C. KIRKPATRICK
                    ------------------------
                    SECRETARY OF STATE

(SEAL)

I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, hereby certify that the copy of the Certificate of Incorporation above set forth, is full, true, and complete, and that to the first issued certified copy thereof I have attached a copy of the Articles of Incorporation referred to therein.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this
         day of        , 1975.

                    /s/ JAMES C. KIRKPATRICK
                    ------------------------
                    SECRETARY OF STATE


(SEAL)

               STATE OF MISSOURI ... OFFICE OF SECRETARY OF STATE
                    JAMES C. KIRKPATRICK, Secretary of State

           [SEAL]

                           ARTICLES OF INCORPORATION
                 (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

     The undersigned natural person(s) of the age of twenty-one years or more for the purpose of forming a corporation under The General and Business Corporation Law of Missouri adopt the following Articles of Incorporation:

                                  ARTICLE ONE

     The name of the corporation is: Jack LaLanne's Health Spas, Inc.

                                  ARTICLE TWO

     The address, including street and number, if any, of the corporation's initial registered office in this state is: 506 Olive Street, Room 1220, St. Louis, Missouri 63101 and the name of its initial agent at such address is:
David L. Campbell.

                                 ARTICLE THREE

     The aggregate number, class and par value, if any, of shares which the corporation shall have authority to issue shall be: 30,000 shares, common, $1.00 par value.

     The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows:

                                    [STAMP]

                                  ARTICLE FOUR

     The number and class of shares to be issued before the corporation shall commence business, the consideration to be paid therefor and the capital with which the corporation will commence business are as follows:


                                                           Par Value (or for
                                                           shares without par
                                                           value, show amount
                                                           of consideration
      No. of            Class          Consideration       paid which will be
      Shares            Class          to be paid          capital)
     500                Common           $500.00              $1.00 par value
                                                              $500.00 Total

     The corporation will not commence business until consideration of the value of at least Five Hundred Dollars has been received for the issuance of shares.

                                  ARTICLE FIVE

     The name and place of residence of each incorporator is as follows:

    Name                             Street                     City
Dorothy M. Ball                 506 Olive Street         St. Louis, Mo. 63101


                                  ARTICLE SIX

     The number of directors to constitute the board of directors is five


                                 ARTICLE SEVEN

     The duration of the corporation is perpetual

                                 ARTICLE EIGHT


The corporation is formed for the following purposes:

     To engage in the health club service business and related services, to sell physical fitness programs and service and items and wards related thereto; to acquire, by purchase, lease or otherwise, lands and buildings and interests in lands and buildings and to own, hold, operate, lease, improve, develop and manage any real estate so acquired, and to erect or cause to be erected, on any lands owned, held, or occupied by the corporation, buildings or other structures, with the appurtenances, and to manage, operate, lease, rebuild, enlarge, alter or improve any buildings or other structures, now or hereafter erected or otherwise acquired on any lands owned, held, or occupied, and to encumber or dispose of any lands or interests in lands, and any buildings or other structures, and any stores, shops, suites, rooms, or part of any buildings or other structures, at any time owned or held by the corporation; to acquire by subscription, purchase, or otherwise, to hold for investment or for resale, to sell, pledge, hypothecate, and in all ways deal with stocks, scrip, bonds, consols, debentures, mortgages, notes, trust receipts, certificates of indebtedness, interim receipts, and other obligations and securities of corporations, private, public, quasi-public, or municipal, foreign or domestic; to collect the interest and dividends on its holdings and the principal thereof, when due; to do all things suitable and proper for the protection, conservation, or enhancement of the value of stocks, securities, evidences of indebtedness or other properties held by it,including the exercise of the right to vote thereon; and generally to engage in and conduct any form of manufacture, mercantile, power, right or privilege given or that may be given to the corporation by law.



     IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 14th day of September, 1973.




                                                       /s/ DOROTHY M. BALL
                                                       -----------------------

STATE OF MISSOURI        )
                         ) ss.
COUNTY OF ST. LOUIS      )


     I, David L. Campbell, a notary public, do hereby certify that on the 14th day of September, 1973, personally appeared before me, Dorothy M. Bell (and _______________,) who being by me first duly sworn, (severally) declared that he is (they are) the person(s) who signed the foregoing document as incorporator(s), and that the statements therein contained are true.

                                        /s/ DAVID L. CAMPBELL
                                        ----------------------------------------
                                                       Notary Public
                                                     David L. Campbell


     My Commission Expires July 21, 1976


      FILED AND CERTIFICATE OF
        INCORPORATION ISSUED

            SEPT 14 1973

          James Kirkpatrick

Corporation Dept. SECRETARY OF STATE

               STATE OF MISSOURI ... OFFICE OF SECRETARY OF STATE
                    JAMES C. KIRKPATRICK, Secretary of State

           [SEAL]

                           ARTICLES OF INCORPORATION
                 (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

     The undersigned natural person(s) of the age of twenty-one years or more for the purpose of forming a corporation under The General and Business Corporation Law of Missouri adopt the following Articles of Incorporation:

                                  ARTICLE ONE

     The name of the corporation is: Jack LaLanne's Health Spas, Inc.

                                  ARTICLE TWO

     The address, including street and number, if any, of the corporation's initial registered office in this state is: 506 Olive Street, Room 1220, St. Louis, Missouri 63101 and the name of its initial agent at such address is:
David L. Campbell.

                                 ARTICLE THREE

     The aggregate number, class and par value, if any, of shares which the corporation shall have authority to issue shall be: 30,000 shares, common, $1.00 par value.

     The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows:

                                  ARTICLE FOUR

     The number and class of shares to be issued before the corporation shall commence business, the consideration to be paid therefor and the capital with which the corporation will commence business are as follows:


                                                           Par Value (or for
                                                           shares without par
                                                           value, show amount
                                                           of consideration
      No. of                           Consideration       paid which will be
      Shares            Class          to be paid          capital)
 -------------------------------------------------------------------------------
     500                Common           $500.00              $1.00 par value
                                                              $500.00 Total

     The corporation will not commence business until consideration of the value of at least Five Hundred Dollars has been received for the issuance of shares.

                                  ARTICLE FIVE

     The name and place of residence of each incorporator is as follows:

    Name                             Street                     City
-------------------------------------------------------------------------------
Dorothy M. Ball                 506 Olive Street         St. Louis, Mo. 63101


                                  ARTICLE SIX

     The number of directors to constitute the board of directors is five


                                 ARTICLE SEVEN

     The duration of the corporation is perpetual

                                 ARTICLE EIGHT

The corporation is formed for the following purposes:

     To engage in the health club service business and related services, to sell physical fitness programs and service and items and wards related thereto; to acquire, by purchase, lease or otherwise, lands and buildings and interests in lands and buildings and to own, hold, operate, lease, improve, develop and manage any real estate so acquired, and to erect or cause to be erected, on any lands owned, held, or occupied by the corporation, buildings or other structures, with the appurtenances, and to manage, operate, lease, rebuild, enlarge, alter or improve any buildings or other structures, now or hereafter erected or otherwise acquired on any lands owned, held, or occupied, and to encumber or dispose of any lands or interests in lands, and any buildings or other structures, and any stores, shops, suites, rooms, or part of any buildings or other structures, at any time owned or held by the corporation; to acquire by subscription, purchase, or otherwise, to hold for investment or for resale, to sell, pledge, hypothecate, and in all ways deal with stocks, scrip, bonds, consols, debentures, mortgages, notes, trust receipts, certificates of indebtedness, interim receipts, and other obligations and securities of corporations, private, public, quasi-public, or municipal, foreign or domestic; to collect the interest and dividends on its holdings and the principal thereof, when due; to do all things suitable and proper for the protection, conservation, or enhancement of the value of stocks, securities, evidences of indebtedness or other properties held by it,including the exercise of the right to vote thereon; and generally to engage in and conduct any form of manufacture, mercantile, power, right or privilege given or that may be given to the corporation by law.



     IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 14th day of September, 1973.




                                                       /s/ DOROTHY M. BALL
                                                       -----------------------